Exhibit 10(c)

FIRST AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY

This FIRST AMENDMENT TO COMMERCIAL CONTRACT - IMPROVED PROPERTY (this “Amendment”) is made as of June 3, 2003 by and between Colinas Crossing, L.P. (“Seller”) and Haggar Clothing Co. (“Buyer”).

R E C I T A L S:

A.                                   Seller and Buyer entered into that certain Commercial Contract - Improved Property (the “Contract”) dated May 9, 2003 pertaining to certain property commonly referred to as Two Colinas Crossing (the “Property”).

B.                                     Seller and Buyer have agreed to modify certain provisions of the Contract.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Capitalized terms not otherwise defined herein shall have the meaning assigned such terms in the Contract.

2.                                       Section 9.A. of the Contract is hereby amended to provide that the closing of the sale will be on July 16, 2003 or, at Buyer’s discretion, any date thereafter, provided that any date thereafter is no later than the earlier of (i) July 31, 2003 or (ii) the date which is five (5) days after the closing of the sale of the Lemmon Avenue Property to the Lemmon Avenue Buyer.

3.                                       Exhibit B attached to the Contract is hereby deleted in its entirety and Exhibit B attached hereto is substituted therefor.

4.                                       At the closing of the sale contemplated by the Contract, Seller will deliver to Buyer originals or, to the extent originals are not readily available to Seller, copies of all Property Information described in Section 7.B. of the Contract or otherwise required to be delivered to Buyer under the Contract, to the extent the same have not already been delivered to Buyer at the Lemmon Avenue Property.

5.                                       Except as expressly amended hereby, the Contract remains unmodified and in full force and effect.

6.                                       This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

COLINAS CROSSING, LP

By:	Steven A. Means Interests, Inc., general partner

By:	/s/ Steven A. Means
Steven A. Means, President

HAGGAR CLOTHING CO.

By:	/s/ Frank Bracken
Name:	Frank Bracken
Title:	President and Chief Operating Officer

Exhibit B

List of Personal Property